UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                February 20, 2004
                Date of Report (Date of earliest event reported)


                                    VIAD CORP
             (Exact name of registrant as specified in its charter)



         DELAWARE                     001-11015                       36-1169950
(State or other jurisdiction of      (Commission                (I.R.S. Employer
incorporation or organization)       file number)            Identification No.)


 1850 N. CENTRAL AVE., PHOENIX, ARIZONA                         85077
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (602) 207-4000




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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

    (a) Not applicable.

    (b) Not applicable.

    (c) Exhibits

             99.1   Press release, dated February 20, 2004, issued by Viad Corp.

Item 9. REGULATION FD DISCLOSURE

On February 20, 2004, Viad Corp ("Viad") issued a press release announcing that its subsidiary, Travelers Express Company, Inc., has agreed to sell Game Financial Corporation to Certegy Inc. The press release is attached hereto as
Exhibit 99.1.

The information in this current report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    VIAD CORP
                                  (Registrant)

February 20, 2004                   By /s/ G. Michael Latta
                                       ---------------------
                                       G. Michael Latta
                                       Vice President - Controller
                                       (Chief Accounting Officer
                                       and Authorized Officer)





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